                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Date of Event Requiring Statement:        December 16, 2009

Issuer Name and Ticker or Trading Symbol: ArthroCare Corporation, ARTC

Designated Filer:                         OEP AC Holdings, LLC

Other Joint Filers:                       One Equity Partners III, L.P.
                                          320 Park Avenue, 18th Floor
                                          New York, NY 10022

                                          OEP General Partner III, L.P.
                                          320 Park Avenue, 18th Floor
                                          New York, NY 10022

                                          OEP Holding Corporation
                                          320 Park Avenue, 18th Floor
                                          New York, NY 10022

Signatures:                               ONE EQUITY PARTNERS III, L.P.

                                          By: OEP General Partner III, L.P.
                                          as its General Partner

                                          By: OEP Holding Corporation
                                          as its General Partner

                                          By: /s/ Christian P. Ahrens
                                              ----------------------------------
                                          Name: Christian P. Ahrens
                                          Title: Managing Director

                                          OEP GENERAL PARTNER III, L.P.

                                          By: OEP Holding Corporation
                                          as its General Partner

                                          By: /s/ Christian P. Ahrens
                                              ----------------------------------
                                          Name: Christian P. Ahrens
                                          Title: Managing Director

                                          OEP HOLDING CORPORATION

                                          By: /s/ Christian P. Ahrens
                                              ----------------------------------
                                          Name: Christian P. Ahrens
                                          Title: Managing Director